UNITED STATES
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WASHINGTON, D.C. 20549
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McAFEE, INC.

(Name of Registrant as Specified In Its Charter)

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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: August 18, 2010
(Date of earliest event reported)
McAfee, Inc.
(Exact Name of Registrant as specified in Charter)

Delaware	Commission File No.:	77-0316593
(State or other Jurisdiction	001-31216	(I.R.S. Employer Identification No.)
of incorporation)
3965 Freedom Circle
Santa Clara, California 95054
(Address of Principal Executive Offices, including zip code)

(408) 346-3832
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On August 18, 2010, the Chief Executive Officer of McAfee, Inc. (“McAfee”), David G. DeWalt, and the Chief Financial Officer, Jonathan Chadwick, of McAfee each entered into a new employment agreement between himself and Intel Corporation (“Intel”) and McAfee, to be effective immediately prior to the closing of the merger of McAfee with a wholly owned subsidiary of Intel (the “Employment Agreements”). The merger will be effected pursuant to an Agreement and Plan of Merger, dated as of August 18, 2010 (the “Merger Agreement”), by and among Intel, McAfee and Jefferson Acquisition Corporation, a wholly-owned subsidiary of Intel, which McAfee reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission by McAfee on August 19, 2010.
          Effective immediately prior to the closing of the merger, the Employment Agreements will replace the existing offer letter agreements of Mr. DeWalt and Mr. Chadwick and, in exchange for Mr. DeWalt and Mr. Chadwick waiving their rights to terminate their employment in connection with the merger as a result of any change in their duties, authority, reporting relationship and responsibilities and receive substantial benefits under their current change of control and retention agreements (the “Change of Control Agreements”), provide for the following material compensation terms with McAfee, as a wholly owned subsidiary of Intel, following the closing of the merger:
•	The Change of Control Agreements for Mr. DeWalt and Mr. Chadwick with McAfee will continue to be in full force and effect as of and following the merger (until such agreements expire in accordance with their terms), except that, as discussed above, Mr. DeWalt and Mr. Chadwick have each agreed that the newly contemplated duties, authority, reporting relationship and responsibilities that they will have with McAfee, as a subsidiary of Intel following the merger, will not form the basis for a resignation for Change of Control Period Good Reason (as defined in their respective Change of Control Agreements) entitling them to substantial benefits under the Change of Control Agreements. In addition, Messrs. DeWalt and Chadwick have agreed that, except with respect to their McAfee stock options, restricted stock units and performance stock units that were granted prior to August 18, 2010, and are assumed by Intel pursuant to the Merger Agreement, no stock options, restricted stock units, performance stock units or other equity incentive awards granted to them by Intel or McAfee will be subject to the accelerated vesting provisions of the Change of Control Agreements.

•	An annualized base salary of $950,000 for Mr. DeWalt and an annualized base salary of $600,000 for Mr. Chadwick.

•	Eligibility for a target annual bonus of up to $1,050,000 for Mr. DeWalt and eligibility for a target annual bonus of up to $600,000 for Mr. Chadwick.

•	If, at the effective time of the merger, either Mr. DeWalt or Mr. Chadwick holds any outstanding McAfee equity awards that were granted prior to August 18, 2010, the vesting schedule for such outstanding equity awards, to the extent not already vested, will be accelerated by the lesser of (i) a period of one (1) year or (ii) the period of time or number of shares set forth in a schedule to be provided in writing by the executive to Intel within thirty (30) days following August 18, 2010. To the extent that an award (or portion thereof) is scheduled to vest within the time period determined in accordance with the preceding sentence, that award (or portion thereof) will become immediately vested and, to the extent applicable, exercisable at the effective time of the merger.

•	Mr. DeWalt and Mr. Chadwick will be eligible to receive time-based retention payments, provided that they are not terminated for Cause (as defined in the Change of Control Agreement) or resign from their employment for any reason prior to each relevant retention date. Mr. DeWalt is eligible to receive a first retention payment of $2,000,000 (less applicable withholdings) within thirty (30) days of the first anniversary of the closing date of the merger and a second retention payment of $2,000,000 (less applicable withholdings) within thirty (30) days of the second anniversary of the closing date of the merger. Mr. Chadwick is eligible to receive a first retention payment of $300,000 (less applicable withholdings) within thirty (30) days of July 31, 2012, and a second retention payment of $300,000 (less applicable withholdings) within thirty (30) days of July 31, 2013. If Mr. DeWalt or Mr. Chadwick is terminated without Cause prior to either of the retention dates, he will be entitled to receive any unpaid portion of the retention payments, subject to his timely execution and non-revocation of a release of claims, and such payments will generally be made within seven (7) days after the effective date of the release (unless a later payment date is required by the Employment Agreement).

•	Mr. DeWalt and Mr. Chadwick will be eligible to receive performance-based incentive payments, provided that the performance metrics are met and they are not terminated for Cause or resign from their employment for any reason prior to each relevant performance date. Mr. DeWalt is potentially eligible to receive a first performance incentive payment of up to $2,000,000 (less applicable withholdings) if all performance metrics for the 2011 calendar year are achieved and a second performance incentive payment of up to $2,000,000 (less applicable withholdings) if all performance metrics for the 2012 calendar year are achieved. Mr. Chadwick is potentially eligible to receive a first performance incentive payment of up to $450,000 (less applicable withholdings) if all performance metrics are achieved for the 2011 calendar year and a second performance incentive payment of up to $450,000 (less applicable withholdings) if all performance metrics for the 2012 calendar year are achieved. The performance incentive payments payable for 2011 and 2012 will be paid within sixty (60) days following December 31, 2011, and December 31, 2012, respectively. If Mr. DeWalt or Mr. Chadwick is terminated without Cause prior to December 31, 2011, he will be entitled to receive a pro-rated amount of the first performance incentive payment (determined based on the extent to which the performance metrics are achieved and the number of days that have elapsed since January 1, 2011), subject to his timely execution and non-revocation of a release of claims. If Mr. DeWalt or Mr. Chadwick is terminated without Cause after January 1, 2012, but prior to December 31, 2012, he will be entitled to receive a pro-rated amount of the second retention bonus (determined based on the extent to which the performance metrics are achieved and the number of days that have elapsed since January 1, 2012), subject to his timely execution and non-revocation of a release of claims. Payment of any pro-rated performance incentive payments will be made within seven (7) days after the effective date of the release (unless a later payment date is required by the Employment Agreement).

•	Mr. DeWalt will hold the position of President of McAfee, a wholly owned subsidiary of Intel, reporting to the Senior Vice President and General Manager of the Software and Services Group of Intel following the merger.

•	Mr. Chadwick will hold the position of Chief Financial Officer of McAfee, reporting to the President of McAfee following the merger.
          Under each of the Employment Agreements, Mr. DeWalt and Mr. Chadwick will be employed on an “at-will” basis following the merger. However, if Mr. DeWalt or Mr. Chadwick’s employment terminates during the Change of Control Period (as defined in the Change of Control Agreement) under the circumstances described in the Change of Control Agreement (as modified by the Employment Agreement), he will be entitled to the severance benefits set forth in the Change of Control Agreement, on the terms and conditions described therein.

          In addition, on August 18, 2010, McAfee’s other named executive officers (Messrs. Michael P. DeCesare, Mark D. Cochran and Gerhard Watzinger) (the “NEOs”) entered into retention letters with Intel and McAfee (the “Retention Letters”). The Retention Letters provide for the following terms following the closing of the merger:
•	Existing change of control and retention agreements between the NEOs and McAfee will continue to be in full force and effect as of and following the merger (until such agreements expire in accordance with their terms), except that the NEOs have agreed that any change in duties, authority, reporting relationship and responsibilities that is solely attributable to the change in McAfee’s status from that of an independent company to that of a subsidiary of Intel will not form the basis for a resignation for Change of Control Period Good Reason (as defined in their existing change of control agreements) and that such duties, authority, reporting relationship and responsibilities will be substantially the same as their duties, authority, reporting relationship and responsibilities in effect immediately prior to the closing of the merger.

•	The NEOs have agreed that, except with respect to their McAfee stock options, restricted stock units and performance stock units that were granted prior to August 18, 2010, and are assumed by Intel pursuant to the Merger Agreement, no stock options, restricted stock units, performance stock units or other equity incentive awards granted to them by Intel or McAfee will be subject to the accelerated vesting provisions of their existing change of control agreements.

•	The NEOs have agreed and acknowledged that their existing change of control agreements permanently superseded all other prior representations, understandings, undertakings or agreements, including specifically any severance payment provisions of any offer letter or similar arrangement, and that following the expiration of their change of control agreements, they will be eligible for severance benefits only in accordance with McAfee’s then established plans.

•	The NEOs will be eligible to receive time-based retention payments, provided that they are not otherwise terminated for Cause (as defined in their existing change of control agreements) or resign from their employment for any reason prior to each relevant retention date. The NEOs will be eligible to receive the first retention payment within thirty (30) days following July 31, 2012, and the second retention payment within thirty (30) days following July 31, 2013. If an NEO is terminated without Cause prior to a retention payment date, the NEO will be entitled to receive a pro-rated portion of the next scheduled retention payment, subject to the NEO’s timely execution and non-revocation of a release of claims. Payment of the pro-rated retention payment will generally be made within seven (7) days after the effective date of the release (unless a later payment date is required by the NEO’s change of control agreement)

•	The NEOs will be eligible to receive performance-based incentive payments, provided that the performance metrics for the applicable calendar year are met and they are not terminated for Cause or resign from their employment for any reason prior to each relevant performance date. The NEOs will be potentially eligible to receive the first performance incentive payment within sixty (60) days following December 31, 2011, and the second performance incentive payment within sixty (60) days following December 31, 2012. If an NEO is terminated without Cause prior to a performance incentive payment date, the NEO will be entitled to receive a pro-rated portion of the next scheduled performance incentive payment (determined based on the extent to which the performance metrics are achieved and the number of days that have elapsed since January 1 of the performance period applicable to such performance incentive payment), subject to his timely execution and non-revocation of a release of claims. Payment of any pro-rated performance incentive payments will be made within seven (7) days after the effective date of the release (unless a later payment date is required by the Retention Letter or the NEO’s existing change of control agreement).

     The table below illustrates the potential retention and performance-based incentive payments for the NEOs (subject to applicable withholdings).

			Maximum*	Maximum*
			First	Second
			Performance-	Performance-
		Second	Based Incentive	Based Incentive
	First Retention	Retention	Payment Date	Payment Date
	Payment Date	Payment Date	(December 31,	(December 31,
	(July 31, 2012)	(July 31, 2013)	2011)	2012)
Michael P. DeCesare	$300,000	$300,000	$450,000	$450,000
Mark D. Cochran	$195,000	$195,000	$292,500	$292,500
Gerhard Watzinger	$200,000	$200,000	$300,000	$300,000

*	Assumes all performance metrics are achieved.
          The foregoing descriptions of the Employment Agreements and the Retention Letters are qualified in its entirety by the terms of the Employment Agreements or the Retention Letters, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to and incorporated by reference in this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits:
10.1	Executive Employment Agreement, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and David G. DeWalt.

10.2	Executive Employment Agreement, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Jonathan Chadwick.

10.3	Retention Letter, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Michael P. DeCesare.

10.4	Retention Letter, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Mark D. Cochran.

10.5	Retention Letter, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Gerhard Watzinger.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McAfee, Inc.
Date: August 24, 2010	By:	/s/ Jonathan Chadwick
Jonathan Chadwick
Chief Financial Officer

EXHIBIT INDEX
10.1	Executive Employment Agreement, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and David G. DeWalt.

10.2	Executive Employment Agreement, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Jonathan Chadwick.

10.3	Retention Letter, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Michael P. DeCesare.

10.4	Retention Letter, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Mark D. Cochran.

10.5	Retention Letter, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Gerhard Watzinger.

Exhibit 10.1
Executive Employment Agreement
     This Executive Employment Agreement (the “Agreement”), dated August 18, 2010 (the “Agreement Date”), is entered into by and among McAfee, Inc., a Delaware corporation (the “Company”), Intel Corporation, a Delaware corporation (“Parent”), and David G. DeWalt (“Executive”) (collectively, the “parties”).
RECITALS
     WHEREAS, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated August 18, 2010 among Parent, Jefferson Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, Merger Sub shall be merged with and into the Company, and the Company shall continue as the surviving corporation and a wholly owned subsidiary of Parent (the “Transaction”);
     WHEREAS, the parties wish to provide for Executive’s employment with the Company following the Transaction;
     WHEREAS, as a condition and material inducement for Parent to enter into the Merger Agreement and consummate the Transaction, Executive is entering into this Agreement concurrently with the execution of the Merger Agreement;
     WHEREAS, this Agreement shall become effective immediately preceding the Closing Date, as defined in the Merger Agreement (the “Effective Date”);
     WHEREAS, the Company and Executive have entered into that certain Change of Control and Retention Agreement, effective February 1, 2010 (the “Change of Control Agreement”); and
     WHEREAS, the Company and Executive have entered into that certain letter agreement, originally dated February 23, 2007, as amended through February 1, 2008 (the “Prior Employment Agreement”), which, effective as of the Effective Date, shall be terminated and replaced in its entirety by this Agreement. This Agreement shall govern the employment relationship between Executive and the Company from and after the Effective Date and, except as otherwise provided herein with respect to the Change of Control Agreement, supersedes and negates all previous agreements with respect to such relationship, including, without limitation, the Prior Employment Agreement.
     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
I. POSITION AND RESPONSIBILITIES
     A. Position. As of the Effective Date, Executive shall be employed by the Company for the Period of Employment (as defined in Section I.D) to render services to the Company in the position of President of the Company, reporting to the Senior Vice President and General sd-528440

Manager of the Software and Services Group of Parent. During the Period of Employment, Executive shall perform such duties and responsibilities as are normally related to such position in accordance with the standards of the industry and any additional duties now or hereafter assigned to Executive by the Company or Parent. Executive shall abide by the rules, regulations, and practices as adopted or modified from time to time in the Company’s sole discretion.
     B. Other Activities. Except upon the prior written consent of the Company, Executive will not, during the Period of Employment, (i) accept any other employment, or (ii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that might interfere with Executive’s duties and responsibilities hereunder or create a conflict of interest with the Company. Executive’s service on the boards of directors (or similar body) of other business entities is subject to the approval of the Parent, provided, however, that Executive may continue to serve on the board of directors of Polycom, Inc., subject to Parent’s policy and approval procedures with respect to service on the boards of directors (or similar bodies) of other business entities, as such policy and approval procedures may change from time to time. The Company shall have the right to require Executive to resign from any board or similar body which he may then serve if the Company or Parent reasonably determines in writing that Executive’s service on such board or body interferes with the effective discharge of Executive’s duties and responsibilities to the Company or that any business related to such service is then in competition with any business of the Company, Parent or any of their respective affiliates, successors or assigns.
     C. No Conflict. Executive represents and warrants that Executive’s execution of this Agreement, employment with the Company, and the performance of Executive’s proposed duties under this Agreement shall not violate any obligations Executive may have to any other employer, person or entity, including any obligations with respect to proprietary or confidential information of any other person or entity.
     D. Period of Employment. The “Period of Employment” shall be a period of two (2) years commencing on the Effective Date and ending at the close of business on the second (2nd) anniversary of the Effective Date. Notwithstanding the foregoing, the Period of Employment is subject to earlier termination as provided below in this Agreement.
II. COMPENSATION AND BENEFITS
     A. Base Salary. In consideration of the services to be rendered under this Agreement, during the Period of Employment, the Company shall pay Executive a salary at the rate of nine hundred fifty thousand Dollars ($950,000) per year (“Base Salary”). The Base Salary shall be paid in accordance with the Company’s regularly established payroll practice. Executive’s Base Salary will be reviewed from time to time in accordance with the established procedures of the Company or Parent for adjusting salaries for similarly situated employees and may be increased, but not decreased, in the sole discretion of Parent.
     B. Bonus. During the Period of Employment, Executive shall be eligible to receive an annual incentive bonus (the “Bonus”) on terms applicable to Company employees generally. The annual target amount of the Bonus shall be one million and fifty thousand Dollars ($1,050,000). The amount of the Bonus paid shall be determined by Executive’s supervisors in

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their sole discretion, based on performance objectives established for the Company employees generally for the relevant period. The Bonus will be paid at the same time as bonuses for other executive officers provided that Executive remains employed with the Company through the payment date. The annual target amount of Executive’s Bonus will be reviewed from time to time in accordance with the established procedures of the Company or Parent for adjusting salaries for similarly situated employees and may be increased, but not decreased, in the sole discretion of Parent.
     C. Benefits. During the Period of Employment, Executive shall be eligible to participate in the benefits made generally available by the Company to similarly-situated executives, in accordance with the benefit plans established by the Company, and as may be amended from time to time in the Company’s sole discretion. Without limiting the generality of the foregoing, the Executive will be entitled to the following benefits:
          1. Executive will be entitled to receive paid annual vacation with vacation accrual of not less than twenty (20) days per year in accordance with Company policy.
          2. The Company will reimburse Executive for reasonable travel and other business expenses incurred by him in the furtherance of his duties to the Company, in accordance with the Company’s expense reimbursement policy. Executive shall be permitted to fly in business class when traveling on Company business, or first class if business class is unavailable.
     D. Equity Awards.
          1. If, at the Effective Time of the Merger (as such term is defined in the Merger Agreement), Executive holds any outstanding Company Stock Options, Company RSUs and Company PSUs (as such terms are defined in the Merger Agreement) that were granted prior to the date the Merger Agreement was signed (August 18, 2010), the vesting schedule for such outstanding equity awards, to the extent not already vested, shall be accelerated by the lesser of (i) a period of one (1) year or (ii) the period of time or number of shares set forth in a schedule to be provided in writing by Executive to Parent within thirty (30) days following August 18, 2010. For purposes of clarity, as it applies to Company PSUs, the vesting acceleration described in the preceding sentence shall apply to Executive’s Company PSUs that are outstanding at the Effective Time of the Merger after the vesting schedule of such Company PSUs is converted to time-based vesting in accordance with Section 4 of the Change of Control Agreement (assuming that the final vesting date after such conversion is the 18-month anniversary of the Closing Date). For purposes of clarity, acceleration for a period of one (1) year (or such lesser time in accordance with subsection (ii) above) means that each scheduled vesting date of each equity award scheduled to vest will be advanced twelve (12) months (or the shorter period of time determined in accordance with subsection (ii) above) from the original scheduled vesting date. To the extent that an award (or portion thereof) is scheduled to vest within one (1) year following the Effective Time of the Merger, that award (or portion thereof) will become immediately vested and, to the extent applicable, exercisable at the Effective Time of the Merger.

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          2. As determined by Parent, in its sole discretion, Executive will be eligible for grants of equity compensation awards under a stock plan maintained by Parent in accordance with the Company’s policies, as in effect from time to time, and subject to such terms and conditions as the Parent determines, including vesting criteria such as continued service or performance objectives.
     E. Change of Control Agreement. The Change of Control Agreement shall continue to be in full force and effect until the Change of Control Agreement expires in accordance with Section 1(a) of such agreement, except that Executive, the Company and Parent agree that the duties, authority, reporting relationship and responsibilities provided for hereunder shall not form the basis for a resignation for Change of Control Period Good Reason (within the meaning of the Change of Control Agreement) under the Change of Control Agreement. Executive expressly consents to the duties, authority, reporting relationship and responsibilities contemplated by this Agreement. For purposes of clarity, Executive, the Company and Parent agree that a subsequent material reduction, without Executive’s consent, in Executive’s duties, authority, reporting relationship or responsibilities from those contemplated by this Agreement shall constitute Change of Control Period Good Reason to the extent such reduction would otherwise constitute a Change of Control Period Good Reason in accordance with the Change of Control Agreement. Executive, the Company and Parent agree that immediately following the eighteen (18) month anniversary of the Closing Date, the Change of Control Agreement shall terminate and be of no further effect, provided that if Executive is receiving payments under Section 3(c) or 4 of the Change of Control Agreement as of such date, the Change of Control Agreement shall remain in effect until such payments have been fully paid to Executive. Notwithstanding the foregoing, Executive, the Company and Parent agree that, other than the Executive’s Company Stock Options, Company RSUs and Company PSUs that were granted prior to the date the Merger Agreement was signed (August 18, 2010) and are assumed by Parent pursuant to the Merger Agreement, no stock option, restricted stock units, performance stock units or other equity incentive awards granted to Executive by the Company or Parent shall be subject to the accelerated vesting provisions of the Change of Control Agreement. For purposes of clarity, this Agreement satisfies the conditions under Section 7(a) of the Change of Control Agreement with respect to the assumption of such agreement by the Company’s successors.
III. AT-WILL EMPLOYMENT; TERMINATION OF EMPLOYMENT
     A. At-Will Termination by Company. Executive’s employment with the Company shall be “at-will” at all times. The Company may terminate Executive’s employment with the Company at any time, without any advance notice, for any reason or no reason at all, notwithstanding anything to the contrary contained in or arising from any statements, policies or practices of the Company relating to the employment, discipline or termination of its employees. Upon and after such termination, all obligations of the Company under this Agreement shall cease, except as otherwise provided herein.
     B. Severance Benefits; Exclusive Remedy.
          1. If Executive’s employment terminates during the Change of Control Period (as such term is defined in the Change of Control Agreement) under the circumstances

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described in Section 3(c) of such agreement (as modified by Section II.E of the Agreement), Executive will be entitled to severance benefits under the Change of Control Agreement on the terms and conditions described therein. If Executive’s employment terminates after the Change of Control Period for any reason (or terminates during the Change of Control Period (i) voluntarily by the Executive other than for Change of Control Period Good Reason (as such term is defined in the Change of Control Agreement as modified by Section II.E of the Agreement), (ii) for Cause by the Company (as such term is defined in the Change of Control Agreement), or (iii) pursuant to the Executive’s death or Disability (as such term is defined in the Change of Control Agreement), then (x) all further vesting of Executive’s outstanding equity awards will terminate immediately; (y) all payments of compensation by the Company to Executive hereunder will terminate immediately, and (z) Executive will be eligible for severance benefits only in accordance with the Company’s then established plans; provided, however, that any such severance benefits will be paid or provided at the same time and in the same form as similar severance benefits would be paid or provided under the Change of Control Agreement.
          2. Executive agrees that the payments and benefits contemplated by Sections III.B, III.C, and III.D shall constitute the exclusive and sole remedy for any termination of his employment and Executive covenants not to assert or pursue any other remedies, at law or in equity, with respect to any termination of employment.
     C. Time-Based Retention Payments.
          1. Executive shall be eligible to receive a retention bonus in the amount of two million Dollars ($2,000,000) (the “First Retention Bonus”), provided that Executive’s employment with the Company has not been terminated by the Company for Cause (as such term is defined in the Change of Control Agreement) or by the Executive for any reason on or prior to the first (1st) anniversary of the Closing Date (the “First Retention Date”). Subject to Section III.C.3 below, payment of the First Retention Bonus shall be made in a lump sum, subject to tax withholding and other authorized deductions, upon a regularly scheduled Company payroll date, within thirty (30) days following the First Retention Date.
          2. Executive shall be eligible to receive a retention bonus in the amount of two million Dollars ($2,000,000) (the “Second Retention Bonus”), provided that Executive’s employment with the Company has not been terminated by the Company for Cause (as such term is defined in the Change of Control Agreement) or by the Executive for any reason on or prior to the second (2nd) anniversary of the Effective Date (the “Second Retention Date”). Subject to Section III.C.3 below, payment of the Second Retention Bonus shall be made in a lump sum, subject to tax withholding and other authorized deductions, upon a regularly scheduled Company payroll date, within thirty (30) days following the Second Retention Date.
          3. If the Executive’s employment is terminated by the Company without Cause prior to the First Retention Date or the Second Retention Date, as applicable, payment of any unpaid portion of the First Retention Bonus and the Second Retention Bonus shall be subject to the Executive signing and not revoking the release of claims attached as Exhibit A to the Change of Control Agreement (the “Release”) and provided that such Release is effective within sixty (60) days following the termination of employment. Payment of the First Retention Bonus

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and the Second Retention Bonus, as applicable, shall be made in a lump sum, subject to tax withholding and other authorized deductions, upon a regularly scheduled Company payroll date, within seven (7) calendar days after the effective date of the Release. In the event the termination occurs at a time during the calendar year where it would be possible for the Release to become effective in the calendar year following the calendar year in which the Executive’s termination occurs, any portion of the First Retention Bonus and the Second Retention Bonus, as applicable, that would be considered Deferred Compensation Separation Benefits (as defined in Section 3(g) of the Change of Control Agreement) will be paid on the first payroll date to occur during the calendar year following the calendar year in which such termination occurs, or such later time as required by Section 3(g) of the Change of Control Agreement.
     D. Performance Incentive Payments.
          1. Executive shall be eligible to receive an incentive bonus (the “First Incentive Bonus”), provided that Executive’s employment with the Company has not been terminated by the Company for Cause (as such term is defined in the Change of Control Agreement) or by the Executive for any reason on or prior to December 31, 2011 (the “First Incentive Date”). The maximum amount of the First Incentive Bonus shall be two million Dollars ($2,000,000). The actual amount of the First Incentive Bonus paid shall be based on the extent to which the performance metrics set forth on Exhibit A, attached hereto, have been achieved for the 2011 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Parent, in his or her sole discretion. Payment of the First Incentive Bonus shall be made in a lump sum, subject to tax withholding and other authorized deductions, upon a regularly scheduled Company payroll date, within sixty (60) days following the First Incentive Date. Notwithstanding the foregoing, if the Executive’s employment is terminated by the Company without Cause prior to the First Incentive Date, the Executive will be entitled to receive a pro-rated amount of the First Incentive Bonus, provided that Executive timely executes and does not revoke a Release in accordance with Section III.D.3 below. The pro-rated amount will be determined by multiplying (i) the product of two million Dollars ($2,000,000) and a fraction with the numerator equal to the number of days that have elapsed since January 1, 2011, and the denominator equal to 365 by (ii) the extent to which the performance metrics set forth on Exhibit A, attached hereto, are achieved for the 2011 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Parent, in his or her sole discretion.
          2. Executive shall be eligible to receive an incentive bonus (the “Second Incentive Bonus”), provided Executive is employed with the Company as of January 1, 2012, and his employment with the Company has not been terminated by the Company for Cause (as such term is defined in the Change of Control Agreement) or by the Executive for any reason on or prior December 31, 2012 (the “Second Incentive Date”). The target amount of the Second Incentive Bonus shall be two million Dollars ($2,000,000). The actual amount of the Second Incentive Bonus paid shall be based on the extent to which the performance metrics set forth on Exhibit A, attached hereto, have been achieved for the 2012 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Parent, in his or her sole discretion. Payment of the Second Incentive Bonus shall be made in a lump sum, subject to tax withholding and other authorized deductions, upon a regularly scheduled Company

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payroll date, within sixty (60) days following the Second Incentive Date. Notwithstanding the foregoing, if the Executive’s employment is terminated by the Company without Cause on or after January 1, 2012 but prior to the Second Incentive Date, the Executive will be entitled to receive a pro-rated amount of the Second Incentive Bonus, provided that Executive timely executes and does not revoke a Release in accordance with Section III.D.3 below. The pro-rated amount will be determined by multiplying (i) the product of two million Dollars ($2,000,000) and a fraction with the numerator equal to the number of days that have elapsed since January 1, 2012, and the denominator equal to 365 by (ii) the extent to which the performance metrics set forth on Exhibit A, attached hereto, are achieved for the 2012 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Parent, in his or her sole discretion.
          3. If the Executive’s employment is terminated by the Company without Cause prior to the First Incentive Date or the Second Incentive Date, as applicable, payment of the pro-rated portion of the First Incentive Bonus or the Second Incentive Bonus, as applicable, determined in accordance with Section III.D.1 or III.D.2, respectively, shall be subject to the Executive signing and not revoking the Release and provided that such Release is effective within sixty (60) days following the termination of employment. Subject to Section 3(g) of the Change of Control Agreement, payment of the pro-rated portion of the First Incentive Bonus or the Second Incentive Bonus, as applicable, shall be made in a lump sum, subject to tax withholding and other authorized deductions, upon a regularly scheduled Company payroll date, within seven (7) calendar days after the effective date of the Release or, if later, following the date achievement is determined in accordance with Section III.D.1 or III.D.2 above, as applicable.
IV. TERMINATION OBLIGATIONS
     A. Return of Property. Executive agrees that all property (including without limitation all equipment, tangible proprietary information, documents, records, notes, contracts and computer-generated materials) furnished to or created or prepared by Executive incident to Executive’s employment belongs to the Company and shall be promptly returned to the Company upon termination of Executive’s employment.
     B. Resignation and Cooperation. Upon termination of Executive’s employment, Executive shall be deemed to have resigned from all offices and directorships then held with the Company. Following any termination of employment, Executive shall cooperate with the Company in the winding up of pending work on behalf of the Company and the orderly transfer of work to other employees. Executive shall also cooperate with the Company in the defense of any action brought by any third party against the Company that relates to Executive’s employment by the Company.
V. INVENTIONS AND PROPRIETARY INFORMATION; PROHIBITION ON THIRD PARTY INFORMATION
     A. Employee Confidentiality, Intellectual Property and Computer Privacy. Executive agrees to sign and be bound by the terms of the agreement, attached hereto as Exhibit

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B, which includes provisions concerning confidentiality, intellectual property and computer privacy (“Confidentiality Agreement”).
     B. Non-Solicitation. Executive acknowledges that because of Executive’s position in the Company, Executive will have access to material intellectual property and confidential information. During the term of Executive’s employment and for two years thereafter, in addition to Executive’s other obligations hereunder, under the Confidentiality Agreement, or under the Change of Control Agreement, Executive shall not, for Executive or any third party, directly or indirectly (i) solicit, induce, recruit or encourage any person employed by the Company or Parent to terminate his or her employment, or (ii) divert or attempt to divert from the Company or Parent any business with any customer, client, member, business partner or supplier about which Executive obtained confidential information during his employment with the Company, by using the Company’s or Parent’s trade secrets or by otherwise engaging in conduct that amounts to unfair competition. Nothing in this Section V.B shall alter or diminish Executive’s obligations pursuant to the Confidentiality Agreement or any other restrictive covenants between or among Executive and the Company and/or Parent.
     C. Continuing Obligations. The Executive’s obligations under Sections IV and V shall continue in effect following the Term of this Agreement and the termination of his employment.
VI. AMENDMENTS; WAIVERS; REMEDIES
     This Agreement may not be amended or waived except by a writing signed by Executive and by a duly authorized representative of the Company other than Executive. Failure to exercise any right under this Agreement shall not constitute a waiver of such right. Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a party herein shall be cumulative and in addition to all other rights and remedies of the party hereunder or under applicable law.
VII. ASSIGNMENT; BINDING EFFECT
     A. Assignment. The performance of Executive is personal hereunder, and Executive agrees that Executive shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Agreement. This Agreement may be assigned or transferred by the Company; and nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets.
     B. Binding Effect. Subject to the foregoing restriction on assignment by Executive, this Agreement shall inure to the benefit of and be binding upon each of the parties; the affiliates, officers, directors, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Executive.
VIII. NOTICES
     All notices or other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered: (a) by hand; (b) by a

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nationally recognized overnight courier service; or (c) by United States first class registered or certified mail, return receipt requested, to the principal address of the other party, as set forth below. The date of notice shall be deemed to be the earlier of (i) actual receipt of notice by any permitted means, or (ii) five business days following dispatch by overnight delivery service or the United States Mail. Executive shall be obligated to notify the Company in writing of any change in Executive’s address. Notice of change of address shall be effective only when done in accordance with this paragraph.
Company’s Notice Address:
McAfee, Inc.
c/o Intel Corporation
2200 Mission College Boulevard
Santa Clara, CA 95054
Telecopier: (408) 765-1859
Attention: General Counsel
Executive’s Notice Address:
David G. DeWalt
804 E1 Pintado Rd.
Danville, CA 94549
IX. SEVERABILITY
     If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable, or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.
X. TAXES
     All amounts paid under this Agreement or the Change of Control Agreement shall be paid less all applicable state and federal tax withholdings (if any) and any other withholdings required by any applicable jurisdiction or authorized by Executive.
XI. GOVERNING LAW
     This Agreement shall be governed by and construed in accordance with the laws of the State of California.

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XII. INTERPRETATION
     Each party recognizes that this is a legally binding contract and acknowledges and agrees that they have had the opportunity to consult with legal counsel of their choice. This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. Executive agrees and acknowledges that he has read and understands this Agreement, is entering into it freely and voluntarily, and has been advised to seek counsel prior to entering into this Agreement and has had ample opportunity to do so. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular.
XIII. OBLIGATIONS SURVIVE TERMINATION OF EMPLOYMENT
     Executive agrees that any and all of Executive’s obligations under this agreement, including but not limited to Exhibit B, shall survive the termination of employment and the termination of this Agreement.
XIV. COUNTERPARTS
     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.
XV. AUTHORITY
     Each party represents and warrants that such party has the right, power and authority to enter into and execute this Agreement and to perform and discharge all of the obligations hereunder; and that this Agreement constitutes the valid and legally binding agreement and obligation of such party and is enforceable in accordance with its terms.
XVI. ENTIRE AGREEMENT
     This Agreement is intended to be the final, complete, and exclusive statement of the terms of Executive’s employment by the Company and may not be contradicted by evidence of any prior or contemporaneous statements or agreements, except for agreements specifically referenced herein (including the Merger Agreement, Confidentiality Agreement attached as Exhibit B, and the Change of Control Agreement). This Agreement supersedes all prior and contemporaneous agreements of the parties hereto that directly or indirectly bears upon the subject matter hereof (including, without limitation, the Prior Employment Agreement). To the extent that the practices, policies or procedures of the Company, now or in the future, apply to Executive and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control. Any subsequent change in Executive’s duties, position, or compensation will not affect the validity or scope of this Agreement.

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XVII. EXECUTIVE ACKNOWLEDGEMENT
     EXECUTIVE ACKNOWLEDGES EXECUTIVE HAS HAD THE OPPORTUNITY TO CONSULT LEGAL COUNSEL CONCERNING THIS AGREEMENT, THAT EXECUTIVE HAS READ AND UNDERSTANDS THE AGREEMENT, THAT EXECUTIVE IS FULLY AWARE OF ITS LEGAL EFFECT, AND THAT EXECUTIVE HAS ENTERED INTO IT FREELY BASED ON EXECUTIVE’S OWN JUDGMENT AND NOT ON ANY REPRESENTATIONS OR PROMISES OTHER THAN THOSE CONTAINED IN THIS AGREEMENT.

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     In Witness Whereof, the parties have duly executed this Agreement as of the date first written above.

McAFEE, INC.	DAVID G. DEWALT

/s/ Jonathan Chadwick	/s/ David G. Dewalt

Signature	Signature
Executive Vice President and Chief Financial Officer	August 18, 2010

Title	Date
August 18, 2010

Date

INTEL CORPORATION

/s/ Renee J. James

Signature
Senior Vice President and General Manager, Software and Services Group

Title
August 18, 2010

Date
[SIGNATURE PAGE TO EXECUTIVE EMPLOYMENT AGREEMENT]

Exhibit 10.2
Executive Employment Agreement
     This Executive Employment Agreement (the “Agreement”), dated August 18, 2010 (the “Agreement Date”), is entered into by and among McAfee, Inc., a Delaware corporation (the “Company”), Intel Corporation, a Delaware corporation (“Parent”), and Jonathan Chadwick (“Executive”) (collectively, the “parties”).
RECITALS
     WHEREAS, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated August 18, 2010 among Parent, Jefferson Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, Merger Sub shall be merged with and into the Company, and the Company shall continue as the surviving corporation and a wholly owned subsidiary of Parent (the “Transaction”);
     WHEREAS, the parties wish to provide for Executive’s employment with the Company following the Transaction;
     WHEREAS, as a condition and material inducement for Parent to enter into the Merger Agreement and consummate the Transaction, Executive is entering into this Agreement concurrently with the execution of the Merger Agreement;
     WHEREAS, this Agreement shall become effective immediately preceding the Closing Date, as defined in the Merger Agreement (the “Effective Date”);
     WHEREAS, the Company and Executive have entered into that certain Change of Control and Retention Agreement, dated June 23, 2010 (the “Change of Control Agreement”); and
     WHEREAS, the Company and Executive have entered into that certain letter agreement, dated May 3, 2010 (the “Prior Employment Agreement”), which, effective as of the Effective Date, shall be terminated and replaced in its entirety by this Agreement. This Agreement shall govern the employment relationship between Executive and the Company from and after the Effective Date and, except as otherwise provided herein with respect to the Change of Control Agreement, supersedes and negates all previous agreements with respect to such relationship, including, without limitation, the Prior Employment Agreement.
     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
I. POSITION AND RESPONSIBILITIES
     A. Position. As of the Effective Date, Executive shall be employed by the Company for the Period of Employment (as defined in Section I.D) to render services to the Company in the position of Chief Financial Officer of the Company, reporting to the President of the Company. During the Period of Employment, Executive shall perform such duties and
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responsibilities as are normally related to such position in accordance with the standards of the industry and any additional duties now or hereafter assigned to Executive by the Company or Parent. Executive shall abide by the rules, regulations, and practices as adopted or modified from time to time in the Company’s sole discretion.
     B. Other Activities. Except upon the prior written consent of the Company, Executive will not, during the Period of Employment, (i) accept any other employment, or (ii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that might interfere with Executive’s duties and responsibilities hereunder or create a conflict of interest with the Company. Executive’s service on the boards of directors (or similar body) of other business entities is subject to the approval of the Parent. The Company shall have the right to require Executive to resign from any board or similar body which he may then serve if the Company or Parent reasonably determines in writing that Executive’s service on such board or body interferes with the effective discharge of Executive’s duties and responsibilities to the Company or that any business related to such service is then in competition with any business of the Company, Parent or any of their respective affiliates, successors or assigns.
     C. No Conflict. Executive represents and warrants that Executive’s execution of this Agreement, employment with the Company, and the performance of Executive’s proposed duties under this Agreement shall not violate any obligations Executive may have to any other employer, person or entity, including any obligations with respect to proprietary or confidential information of any other person or entity.
     D. Period of Employment. The “Period of Employment” shall be a period of two (2) years commencing on the Effective Date and ending at the close of business on the second (2nd) anniversary of the Effective Date. Notwithstanding the foregoing, the Period of Employment is subject to earlier termination as provided below in this Agreement.
II. COMPENSATION AND BENEFITS
     A. Base Salary. In consideration of the services to be rendered under this Agreement, during the Period of Employment, the Company shall pay Executive a salary at the rate of six hundred thousand Dollars ($600,000) per year (“Base Salary”). The Base Salary shall be paid in accordance with the Company’s regularly established payroll practice. Executive’s Base Salary will be reviewed from time to time in accordance with the established procedures of the Company or Parent for adjusting salaries for similarly situated employees and may be increased, but not decreased, in the sole discretion of Parent.
     B. Bonus. During the Period of Employment, Executive shall be eligible to receive an annual incentive bonus (the “Bonus”) on terms applicable to Company employees generally. The annual target amount of the Bonus shall be six hundred thousand Dollars ($600,000). The amount of the Bonus paid shall be determined by Executive’s supervisors in their sole discretion, based on performance objectives established for the Company employees generally for the relevant period. The Bonus will be paid at the same time as bonuses for other executive officers provided that Executive remains employed with the Company through the payment date. The annual target amount of Executive’s Bonus will be reviewed from time to time in accordance

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with the established procedures of the Company or Parent for adjusting salaries for similarly situated employees and may be increased, but not decreased, in the sole discretion of Parent.
     C. Benefits. During the Period of Employment, Executive shall be eligible to participate in the benefits made generally available by the Company to similarly-situated executives, in accordance with the benefit plans established by the Company, and as may be amended from time to time in the Company’s sole discretion.
     D. Expenses. The Company shall reimburse Executive for reasonable business expenses incurred in the performance of Executive’s duties hereunder in accordance with the Company’s expense reimbursement guidelines.
     E. Equity Awards.
          1. If, at the Effective Time of the Merger (as such term is defined in the Merger Agreement), Executive holds any outstanding Company Stock Options, Company RSUs and Company PSUs (as such terms are defined in the Merger Agreement) that were granted prior to the date the Merger Agreement was signed (August 18, 2010), the vesting schedule for such outstanding equity awards, to the extent not already vested, shall be accelerated by the lesser of (i) a period of one (1) year or (ii) the period of time or number of shares set forth in a schedule to be provided in writing by Executive to Parent within thirty (30) days following August 18, 2010. For purposes of clarity, as it applies to Company PSUs, the vesting acceleration described in the preceding sentence shall apply to Executive’s Company PSUs that are outstanding at the Effective Time of the Merger after the vesting schedule of such Company PSUs is converted to time-based vesting in accordance with Section 4 of the Change of Control Agreement (assuming that the final vesting date after such conversion is the 18-month anniversary of the Closing Date). For purposes of clarity, acceleration for a period of one (1) year (or such lesser time in accordance with subsection (ii) above) means that each scheduled vesting date of each equity award scheduled to vest will be advanced twelve (12) months (or the shorter period of time determined in accordance with subsection (ii) above) from the original scheduled vesting date. To the extent that an award (or portion thereof) is scheduled to vest within one (1) year following the Effective Time of the Merger, that award (or portion thereof) will become immediately vested and, to the extent applicable, exercisable at the Effective Time of the Merger.
          2. As determined by Parent, in its sole discretion, Executive will be eligible for grants of equity compensation awards under a stock plan maintained by Parent in accordance with the Company’s policies, as in effect from time to time, and subject to such terms and conditions as the Parent determines, including vesting criteria such as continued service or performance objectives.
     F. Change of Control Agreement. The Change of Control Agreement shall continue to be in full force and effect until the Change of Control Agreement expires in accordance with Section 1(a) of such agreement, except that Executive, the Company and Parent agree that the duties, authority, reporting relationship and responsibilities provided for hereunder shall not form the basis for a resignation for Change of Control Period Good Reason (within the

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meaning of the Change of Control Agreement) under the Change of Control Agreement. Executive expressly consents to the duties, authority, reporting relationship and responsibilities contemplated by this Agreement. For purposes of clarity, Executive, the Company and Parent agree that a subsequent material reduction, without Executive’s consent, in Executive’s duties, authority, reporting relationship or responsibilities from those contemplated by this Agreement shall constitute Change of Control Period Good Reason to the extent such reduction would otherwise constitute a Change of Control Period Good Reason in accordance with the Change of Control Agreement. Executive, the Company and Parent agree that immediately following the eighteen (18) month anniversary of the Closing Date, the Change of Control Agreement shall terminate and be of no further effect, provided that if Executive is receiving payments under Section 3(c) or 4 of the Change of Control Agreement as of such date, the Change of Control Agreement shall remain in effect until such payments have been fully paid to Executive. Notwithstanding the foregoing, Executive, the Company and Parent agree that, other than the Executive’s Company Stock Options, Company RSUs and Company PSUs that were granted prior to the date the Merger Agreement was signed (August 18, 2010) and are assumed by Parent pursuant to the Merger Agreement, no stock option, restricted stock units, performance stock units or other equity incentive awards granted to Executive by the Company or Parent shall be subject to the accelerated vesting provisions of the Change of Control Agreement. For purposes of clarity, this Agreement satisfies the conditions under Section 7(a) of the Change of Control Agreement with respect to the assumption of such agreement by the Company’s successors.
III. AT-WILL EMPLOYMENT; TERMINATION OF EMPLOYMENT
     A. At-Will Termination by Company. Executive’s employment with the Company shall be “at-will” at all times. The Company may terminate Executive’s employment with the Company at any time, without any advance notice, for any reason or no reason at all, notwithstanding anything to the contrary contained in or arising from any statements, policies or practices of the Company relating to the employment, discipline or termination of its employees. Upon and after such termination, all obligations of the Company under this Agreement shall cease, except as otherwise provided herein.
     B. Severance Benefits; Exclusive Remedy.
          1. If Executive’s employment terminates during the Change of Control Period (as such term is defined in the Change of Control Agreement) under the circumstances described in Section 3(c) of such agreement (as modified by Section II.F of the Agreement), Executive will be entitled to severance benefits under the Change of Control Agreement on the terms and conditions described therein. If Executive’s employment terminates after the Change of Control Period for any reason (or terminates during the Change of Control Period (i) voluntarily by the Executive other than for Change of Control Period Good Reason (as such term is defined in the Change of Control Agreement as modified by Section II.F of the Agreement), (ii) for Cause by the Company (as such term is defined in the Change of Control Agreement), or (iii) pursuant to the Executive’s death or Disability (as such term is defined in the Change of Control Agreement), then (x) all further vesting of Executive’s outstanding equity awards will terminate immediately; (y) all payments of compensation by the Company to Executive hereunder will terminate immediately, and (z) Executive will be eligible for severance benefits

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only in accordance with the Company’s then established plans; provided, however, that any such severance benefits will be paid or provided at the same time and in the same form as similar severance benefits would be paid or provided under the Change of Control Agreement.
          2. Executive agrees that the payments and benefits contemplated by Sections III.B, III.C, and III.D shall constitute the exclusive and sole remedy for any termination of his employment and Executive covenants not to assert or pursue any other remedies, at law or in equity, with respect to any termination of employment.
     C. Time-Based Retention Payments.
          1. Executive shall be eligible to receive a retention bonus in the amount of three hundred thousand Dollars ($300,000) (the “First Retention Bonus”), provided that Executive’s employment with the Company has not been terminated by the Company for Cause (as such term is defined in the Change of Control Agreement) or by the Executive for any reason on or prior to July 31, 2012 (the “First Retention Date”). Subject to Section III.C.3 below, payment of the First Retention Bonus shall be made in a lump sum, subject to tax withholding and other authorized deductions, upon a regularly scheduled Company payroll date, within thirty (30) days following the First Retention Date.
          2. Executive shall be eligible to receive a retention bonus in the amount of three hundred thousand Dollars ($300,000) (the “Second Retention Bonus”), provided that Executive’s employment with the Company has not been terminated by the Company for Cause (as such term is defined in the Change of Control Agreement) or by the Executive for any reason on or prior to July 31, 2013 (the “Second Retention Date”). Subject to Section III.C.3 below, payment of the Second Retention Bonus shall be made in a lump sum, subject to tax withholding and other authorized deductions, upon a regularly scheduled Company payroll date, within thirty (30) days following the Second Retention Date.
          3. If the Executive’s employment is terminated by the Company without Cause prior to the First Retention Date or the Second Retention Date, as applicable, payment of any unpaid portion of the First Retention Bonus and the Second Retention Bonus shall be subject to the Executive signing and not revoking the release of claims attached as Exhibit A to the Change of Control Agreement (the “Release) and provided that such Release is effective within sixty (60) days following the termination of employment. Payment of the First Retention Bonus and the Second Retention Bonus, as applicable, shall be made in a lump sum, subject to tax withholding and other authorized deductions, upon a regularly scheduled Company payroll date, within seven (7) calendar days after the effective date of the Release. In the event the termination occurs at a time during the calendar year where it would be possible for the Release to become effective in the calendar year following the calendar year in which the Executive’s termination occurs, any portion of the First Retention Bonus and the Second Retention Bonus, as applicable, that would be considered Deferred Compensation Separation Benefits (as defined in Section 3(g) of the Change of Control Agreement) will be paid on the first payroll date to occur during the calendar year following the calendar year in which such termination occurs, or such later time as required by Section 3(g) of the Change of Control Agreement.

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     D. Performance Incentive Payments.
          1. Executive shall be eligible to receive an incentive bonus (the “First Incentive Bonus”), provided that Executive’s employment with the Company has not been terminated by the Company for Cause (as such term is defined in the Change of Control Agreement) or by the Executive for any reason on or prior to December 31, 2011 (the “First Incentive Date”). The maximum amount of the First Incentive Bonus shall be four hundred fifty thousand Dollars ($450,000). The actual amount of the First Incentive Bonus paid shall be based on the extent to which the performance metrics set forth on Exhibit A, attached hereto, have been achieved for the 2011 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Parent, in his or her sole discretion. Payment of the First Incentive Bonus shall be made in a lump sum, subject to tax withholding and other authorized deductions, upon a regularly scheduled Company payroll date, within sixty (60) days following the First Incentive Date. Notwithstanding the foregoing, if the Executive’s employment is terminated by the Company without Cause prior to the First Incentive Date, the Executive will be entitled to receive a pro-rated amount of the First Incentive Bonus, provided that Executive timely executes and does not revoke a Release in accordance with Section III.D.3 below. The pro-rated amount will be determined by multiplying (i) the product of four hundred fifty thousand Dollars ($450,000) and a fraction with the numerator equal to the number of days that have elapsed since January 1, 2011, and the denominator equal to 365 by (ii) the extent to which the performance metrics set forth on Exhibit A, attached hereto, are achieved for the 2011 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Parent, in his or her sole discretion.
          2. Executive shall be eligible to receive an incentive bonus (the “Second Incentive Bonus”), provided Executive is employed with the Company as of January 1, 2012, and his employment with the Company has not been terminated by the Company for Cause (as such term is defined in the Change of Control Agreement) or by the Executive for any reason on or prior December 31, 2012 (the “Second Incentive Date”). The target amount of the Second Incentive Bonus shall be four hundred fifty thousand Dollars ($450,000). The actual amount of the Second Incentive Bonus paid shall be based on the extent to which the performance metrics set forth on Exhibit A, attached hereto, have been achieved for the 2012 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Parent, in his or her sole discretion. Payment of the Second Incentive Bonus shall be made in a lump sum, subject to tax withholding and other authorized deductions, upon a regularly scheduled Company payroll date, within sixty (60) days following the Second Incentive Date. Notwithstanding the foregoing, if the Executive’s employment is terminated by the Company without Cause on or after January 1, 2012 but prior to the Second Incentive Date, the Executive will be entitled to receive a pro-rated amount of the Second Incentive Bonus, provided that Executive timely executes and does not revoke a Release in accordance with Section III.D.3 below. The pro-rated amount will be determined by multiplying (i) the product of four hundred fifty thousand Dollars ($450,000) and a fraction with the numerator equal to the number of days that have elapsed since January 1, 2012, and the denominator equal to 365 by (ii) the extent to which the performance metrics set forth on Exhibit A, attached hereto, are achieved for the 2012 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Parent, in his or her sole discretion

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          3. If the Executive’s employment is terminated by the Company without Cause prior to the First Incentive Date or the Second Incentive Date, as applicable, payment of the pro-rated portion of the First Incentive Bonus or the Second Incentive Bonus, as applicable, determined in accordance with Section III.D.1 or III.D.2, respectively, shall be subject to the Executive signing and not revoking the Release and provided that such Release is effective within sixty (60) days following the termination of employment. Subject to Section 3(g) of the Change of Control Agreement, payment of the pro-rated portion of the First Incentive Bonus or the Second Incentive Bonus, as applicable, shall be made in a lump sum, subject to tax withholding and other authorized deductions, upon a regularly scheduled Company payroll date, within seven (7) calendar days after the effective date of the Release or, if later, following the date achievement is determined in accordance with Section III.D.1 or III.D.2 above, as applicable.
IV. TERMINATION OBLIGATIONS
     A. Return of Property. Executive agrees that all property (including without limitation all equipment, tangible proprietary information, documents, records, notes, contracts and computer-generated materials) furnished to or created or prepared by Executive incident to Executive’s employment belongs to the Company and shall be promptly returned to the Company upon termination of Executive’s employment.
     B. Resignation and Cooperation. Upon termination of Executive’s employment, Executive shall be deemed to have resigned from all offices and directorships then held with the Company. Following any termination of employment, Executive shall cooperate with the Company in the winding up of pending work on behalf of the Company and the orderly transfer of work to other employees. Executive shall also cooperate with the Company in the defense of any action brought by any third party against the Company that relates to Executive’s employment by the Company.
V. INVENTIONS AND PROPRIETARY INFORMATION; PROHIBITION ON THIRD PARTY INFORMATION
     A. Employee Confidentiality, Intellectual Property and Computer Privacy. Executive agrees to sign and be bound by the terms of the agreement, attached hereto as Exhibit B, which includes provisions concerning confidentiality, intellectual property and computer privacy (“Confidentiality Agreement”).
     B. Non-Solicitation. Executive acknowledges that because of Executive’s position in the Company, Executive will have access to material intellectual property and confidential information. During the term of Executive’s employment and for two years thereafter, in addition to Executive’s other obligations hereunder, under the Confidentiality Agreement, or under the Change of Control Agreement, Executive shall not, for Executive or any third party, directly or indirectly (i) solicit, induce, recruit or encourage any person employed by the Company or Parent to terminate his or her employment, or (ii) divert or attempt to divert from the Company or Parent any business with any customer, client, member, business partner or supplier about which Executive obtained confidential information during his employment with

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the Company, by using the Company’s or Parent’s trade secrets or by otherwise engaging in conduct that amounts to unfair competition. Nothing in this Section V.B shall alter or diminish Executive’s obligations pursuant to the Confidentiality Agreement or any other restrictive covenants between or among Executive and the Company and/or Parent.
     C. Continuing Obligations. The Executive’s obligations under Sections IV and V shall continue in effect following the Term of this Agreement and the termination of his employment.
VI. AMENDMENTS; WAIVERS; REMEDIES
     This Agreement may not be amended or waived except by a writing signed by Executive and by a duly authorized representative of the Company other than Executive. Failure to exercise any right under this Agreement shall not constitute a waiver of such right. Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a party herein shall be cumulative and in addition to all other rights and remedies of the party hereunder or under applicable law.
VII. ASSIGNMENT; BINDING EFFECT
     A. Assignment. The performance of Executive is personal hereunder, and Executive agrees that Executive shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Agreement. This Agreement may be assigned or transferred by the Company; and nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets.
     B. Binding Effect. Subject to the foregoing restriction on assignment by Executive, this Agreement shall inure to the benefit of and be binding upon each of the parties; the affiliates, officers, directors, agents, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Executive.
VIII. NOTICES
     All notices or other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered: (a) by hand; (b) by a nationally recognized overnight courier service; or (c) by United States first class registered or certified mail, return receipt requested, to the principal address of the other party, as set forth below. The date of notice shall be deemed to be the earlier of (i) actual receipt of notice by any permitted means, or (ii) five business days following dispatch by overnight delivery service or the United States Mail. Executive shall be obligated to notify the Company in writing of any change in Executive’s address. Notice of change of address shall be effective only when done in accordance with this paragraph.
Company’s Notice Address:
McAfee, Inc.
c/o Intel Corporation

8

2200 Mission College Boulevard
Santa Clara, CA 95054
Telecopier: (408) 765-1859
Attention: General Counsel
Executive’s Notice Address:
Jonathan Chadwick
500 Kingsley Avenue
Palo Alto, CA 94301
IX. SEVERABILITY
     If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable, or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.
X. TAXES
     All amounts paid under this Agreement or the Change of Control Agreement shall be paid less all applicable state and federal tax withholdings (if any) and any other withholdings required by any applicable jurisdiction or authorized by Executive.
XI. GOVERNING LAW
     This Agreement shall be governed by and construed in accordance with the laws of the State of California.
XII. INTERPRETATION
     Each party recognizes that this is a legally binding contract and acknowledges and agrees that they have had the opportunity to consult with legal counsel of their choice. This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. Executive agrees and acknowledges that he has read and understands this Agreement, is entering into it freely and voluntarily, and has been advised to seek counsel prior to entering into this Agreement and has had ample opportunity to do so. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

9

XIII. OBLIGATIONS SURVIVE TERMINATION OF EMPLOYMENT
     Executive agrees that any and all of Executive’s obligations under this agreement, including but not limited to Exhibit B, shall survive the termination of employment and the termination of this Agreement.
XIV. COUNTERPARTS
     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.
XV. AUTHORITY
     Each party represents and warrants that such party has the right, power and authority to enter into and execute this Agreement and to perform and discharge all of the obligations hereunder; and that this Agreement constitutes the valid and legally binding agreement and obligation of such party and is enforceable in accordance with its terms.
XVI. ENTIRE AGREEMENT
     This Agreement is intended to be the final, complete, and exclusive statement of the terms of Executive’s employment by the Company and may not be contradicted by evidence of any prior or contemporaneous statements or agreements, except for agreements specifically referenced herein (including the Merger Agreement, Confidentiality Agreement attached as Exhibit B, and the Change of Control Agreement). This Agreement supersedes all prior and contemporaneous agreements of the parties hereto that directly or indirectly bears upon the subject matter hereof (including, without limitation, the Prior Employment Agreement). To the extent that the practices, policies or procedures of the Company, now or in the future, apply to Executive and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control. Any subsequent change in Executive’s duties, position, or compensation will not affect the validity or scope of this Agreement.
XVII. EXECUTIVE ACKNOWLEDGEMENT
     EXECUTIVE ACKNOWLEDGES EXECUTIVE HAS HAD THE OPPORTUNITY TO CONSULT LEGAL COUNSEL CONCERNING THIS AGREEMENT, THAT EXECUTIVE HAS READ AND UNDERSTANDS THE AGREEMENT, THAT EXECUTIVE IS FULLY AWARE OF ITS LEGAL EFFECT, AND THAT EXECUTIVE HAS ENTERED INTO IT FREELY BASED ON EXECUTIVE’S OWN JUDGMENT AND NOT ON ANY REPRESENTATIONS OR PROMISES OTHER THAN THOSE CONTAINED IN THIS AGREEMENT.

10

     In Witness Whereof, the parties have duly executed this Agreement as of the date first written above.

McAFEE, INC.	JONATHAN CHADWICK

/s/ David G. DeWalt	/s/ Jonathan Chadwick

Signature	Signature
Chief Executive Officer and President	August 18, 2010

Title	Date
August 18, 2010

Date

INTEL CORPORATION

/s/ Renee J. James

Signature
Senior Vice President and General Manager, Software and Services Group

Title
August 18, 2010

Date
[SIGNATURE PAGE TO EXECUTIVE EMPLOYMENT AGREEMENT]

Exhibit 10.3
Intel Corporation
McAfee, Inc.
August 18, 2010
To: Michael DeCesare
McAfee, Inc. Special Bonus Program
We are pleased to provide you with the potential to earn certain bonus opportunities under the McAfee, Inc. Special Bonus Program, which is an incentive and retention program for selected McAfee leaders. We are offering you the opportunity to earn the bonuses described in this letter agreement because we recognize that you are critical to the success of McAfee’s future business operations and you have the potential to make a significant impact on McAfee’s future growth.
1. Time-Based Retention Bonuses:
     A. First Retention Bonus. If you are an active employee (including on a statutory or approved leave of absence) of Intel Corporation or any of its subsidiaries (“the Intel group”) on July 31, 2012 (the “First Retention Date”), you will receive a retention bonus in the amount of $300,000 (the “First Retention Bonus”). If your employment is terminated without “cause” prior to the First Retention Date, you will be entitled to receive a pro-rated amount of your First Retention Bonus, subject to your compliance with Section 1(C) below. The pro-rated amount will be determined by multiplying your First Retention Bonus amount by a fraction with the numerator equal to the number of days that have elapsed since the closing of Intel’s purchase of McAfee by merger of McAfee with a subsidiary of Intel (the “Closing”) and the denominator equal to the number of days between, and inclusive of, the Closing and July 31, 2012. If your employment is terminated for “cause” or you voluntarily terminate your employment prior to the First Retention Date, you will not receive any portion of the First Retention Bonus, even if you are rehired.
     For the purpose of this letter, “cause” shall have the meaning of such term as currently set forth in the Change of Control and Retention Agreement, effective February 1, 2010, entered into by and between you and McAfee (the “Change of Control Agreement”).
     B. Second Retention Bonus. In addition, if you are an active employee (including on a statutory or approved leave of absence) of the Intel group on July 31, 2013 (the “Second Retention Date”), you will receive a second retention bonus in the amount of $300,000 (the “Second Retention Bonus”). If your employment is terminated without “cause” after the First Retention Date and prior to the Second Retention Date, you will be entitled to receive a pro-rated amount of your Second Retention Bonus. The pro-rated amount will be determined by multiplying your Second Retention Bonus amount by a fraction with the numerator equal to the number of days that have elapsed since the First Retention Date and the denominator equal to 365. If your employment is terminated for “cause” or you voluntarily terminate your employment prior to the Second Retention Date, you will not receive any portion of the Second Retention Bonus, even if you are rehired.
     C. Release. If your employment is terminated without “cause” prior to the First Retention Date or the Second Retention Date, as applicable, payment of the pro-rated portion of the First Retention Bonus or the Second Retention Bonus, as determined above, shall be subject to you signing and not revoking the release of claims attached as Exhibit A to the Change of Control Agreement (the “Release”) and provided that such Release is effective within sixty (60) days following your termination of employment. Payment of the pro-rated portion of the First Retention Bonus or the Second Retention Bonus, as applicable, shall be made within seven (7) calendar days after the effective date of the Release. In the event the termination occurs at a time during the calendar year where it would be possible for the Release to become effective in the calendar year following the calendar year in which your termination occurs, any portion of the First Retention Bonus or the Second Retention Bonus, as applicable, that would be considered Deferred Compensation Separation Benefits (as defined in Section 3(g) of the Change of Control Agreement) will be paid on the first payroll date to occur during the calendar year following the calendar year in which such termination occurs, or such later time as required by Section 3(g) of the Change of Control Agreement.
2. Performance Incentive Bonuses:
     A. First Incentive Bonus. In addition, if you are an active employee (including on a statutory or approved leave of absence) of the Intel group on December 31, 2011 (the “First Incentive Date”), you will be eligible to receive an incentive bonus, the maximum amount of which will be $450,000 (the “First Incentive Bonus”). The actual amount of the First Incentive Bonus paid shall be based on the extent to which the performance metrics set forth on Exhibit A, attached hereto, have been achieved for the 2011 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Intel, in his or her sole discretion. Notwithstanding the foregoing, if your employment is terminated without “cause” prior to the First Incentive Date, you will be entitled to receive a pro-rated amount of the First Incentive Bonus, provided that you timely execute and do not revoke a Release in accordance with Section 2(C) below. The pro-rated amount will be determined by multiplying (i) the product of the First Incentive Bonus amount and a fraction with the numerator equal to the number of days that have elapsed since January 1, 2011, and the denominator equal to 365 by (ii) the extent to which the performance metrics set forth on Exhibit A, attached hereto, are achieved for the 2011 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Intel, in his or her sole discretion.
     If your employment is terminated for “cause” or you voluntarily terminate your employment prior to the First Incentive Date, you will not receive any portion of the First Incentive Bonus, even if you are rehired.
     B. Second Incentive Bonus. In addition, if you are an active employee (including on a statutory or approved leave of absence) of the Intel group as of January 1, 2012 and remain so through December 31, 2012, you will be eligible to receive an incentive bonus, the maximum amount of which will be $450,000 (the “Second Incentive Bonus). The actual amount of the Second Incentive Bonus paid shall be based on the extent to which the performance metrics set forth on Exhibit A, attached hereto, have been achieved for the 2012 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Intel, in his or her sole discretion. Notwithstanding the foregoing, if your employment is terminated without “cause” after the First Incentive Date and prior to the Second Incentive Date, you will be entitled to receive a pro-rated amount of the Second Incentive Bonus, provided that you timely execute and do not revoke a Release in accordance with Section 2(C) below. The pro-rated amount will be determined by multiplying (i) the product of the Second Incentive Bonus amount and a fraction with the numerator equal to the number of days that have elapsed since January 1, 2012, and the denominator equal to 365 by (ii) the extent to which the performance metrics set forth on Exhibit A, attached hereto, are achieved for the 2012 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Intel, in his or her sole discretion.
     If your employment is terminated for “cause” or you voluntarily terminate your employment prior to the Second Incentive Date, you will not receive any portion of the Second Incentive Bonus, even if you are rehired.
     C. Release. If your employment is terminated without “cause” prior to the First Incentive Date or the Second Incentive Date, as applicable, payment of the pro-rated portion of the First Incentive Bonus or the Second Incentive Bonus, as applicable, determined in accordance with Section 2(A) or 2(B), respectively, shall be subject to you signing and not revoking the Release and provided that such Release is effective within sixty (60) days following your termination of employment. Subject to Section 3(g) of the Change of Control Agreement, payment of the pro-rated portion of the First Incentive Bonus or the Second Incentive Bonus, as applicable, shall be made within seven (7) calendar days after the effective date of the Release or, if later, following the date achievement is determined in accordance with Section 2(A) or 2(B) above, as applicable.
3. Payment of Bonuses
     Each of the bonuses described above will be paid:

•	in a lump sum,

•	in your regular payroll currency,

•	according to the Intel group’s standard payroll practices,

•	subject to tax withholding and other applicable deductions,

•	upon a regularly scheduled payroll date,

•	except as otherwise provided in Section 1(C) above, with respect to the retention bonuses, within thirty (30) days following the First Retention Date or the Second Retention Date, as applicable, and

•	except as otherwise provided in Section 2(C) above, with respect to the incentive bonuses, within sixty (60) days following the First Incentive Date or the Second Incentive Date, as applicable.
4. Change of Control and Retention Agreement
     The Change of Control Agreement shall continue to be in full force and effect, including with respect to the conversion to time-based vesting of McAfee Stock Options, McAfee RSUs and McAfee PSUs that vest on the basis of performance as described in Section 4 of the Change of Control Agreement, until the Change of Control Agreement expires in accordance with Section 1(a) of such agreement, except that:
     (a) You, McAfee and Intel acknowledge that any change in duties, authority, reporting relationship or responsibilities that is solely attributable to the change in McAfee’s status from that of an independent company to that of a subsidiary of Intel shall not constitute a change in duties, authority, reporting relationship or responsibilities shall not form the basis for a resignation for Change of Control Good Reason (within the meaning of the Change of Control Agreement) under the Change of Control Agreement and will be substantially the same as your duties, authority, reporting relationship and responsibility in effect immediately prior to Closing. You, McAfee and Intel agree that a subsequent material reduction, without your consent, in your duties, authority, reporting relationship or responsibilities from those assigned to you as of and immediately following the Closing shall constitute Change of Control Period Good Reason to the extent such reduction would otherwise constitute a Change of Control Period Good Reason in accordance with the Change of Control Agreement.
     (b) You, McAfee and Intel acknowledge that immediately following the eighteen (18) month anniversary of the Closing Date (as such term is defined in the Agreement and Plan of Merger, dated August 18, 2010, among Intel, Jefferson Acquisition Corporation, and McAfee (the “Merger Agreement”), the Change of Control Agreement shall terminate and be of no further effect, provided that if you are receiving payments under Section 3(c) or 4 of the Change of Control Agreement as of such date, the Change of Control Agreement shall remain in effect until such payments have been fully paid to you.

     (c) You, McAfee and Intel agree that, other than your McAfee Stock Options, McAfee RSUs and McAfee PSUs that were granted prior to the date the Merger Agreement was signed (August 18, 2010) and are assumed by Intel pursuant to the Merger Agreement, no stock option, restricted stock units, performance stock units or other equity incentive awards granted to you by McAfee or Intel shall be subject to the accelerated vesting provisions of the Change of Control Agreement.
     (d) You further agree and acknowledge that the Change of Control Agreement permanently superseded in its entirety all prior representations, understandings, undertakings or agreements (whether oral or written and whether expressed or implied) of you and McAfee, including specifically any severance payment provisions of any offer letter or similar arrangement entered into between you and McAfee. After the expiration of the Change of Control Agreement, you will be eligible for severance benefits only in accordance with McAfee’s then established plans; provided, however, that any such severance benefits will be paid or provided at the same time and in the same form as similar severance benefits would be paid or provided under the Change of Control Agreement.
5. Miscellaneous
     Please note that your employment with McAfee (and following the Closing, with the Intel group) is and shall continue to be “at-will” and may be terminated at any time, with or without “cause”, by either you, McAfee, and, following the Closing, Intel. This letter agreement does not constitute an express or implied promise of continued employment with McAfee or, following the Closing, the Intel group for any period and does not alter your “at-will” employment status. Except as otherwise provided herein with respect to the retention and incentive bonuses, this letter agreement further does not constitute an express or implied promise with respect to compensation and benefits and McAfee (and, following the Closing, Intel) reserves the right to modify compensation and benefits at any time, with or without “cause”. You retain any rights under the Change of Control Agreement as modified herein.
     The terms of this letter agreement cannot be modified except in a written document signed by duly authorized officers of McAfee and Intel and you. If you agree to the terms of this letter agreement, please sign below and return this letter to David G. Dewalt at McAfee, with a copy to Renee J. James at Intel. The terms of this letter agreement will expire if the letter agreement is not accepted, signed and returned by August 19, 2010. You may not assign your rights under this letter agreement to any other party (whether by operation of law or otherwise).
     This letter agreement will be governed by and construed in accordance with the laws of the State of California (with the exception of its conflict of laws provisions).

Thank you in advance for your continued service to McAfee.

/s/ Renee J. James	Date: August 18, 2010
INTEL CORPORATION

By: RENEE J. JAMES

/s/ David G. Dewalt	Date: August 18, 2010
MCAFEE, INC.

By: DAVID G. DEWALT

* * * * *
I ACKNOWLEDGE THAT I HAVE READ AND UNDERSTAND AND THAT I
AGREE TO EACH AND EVERY CLAUSE OF THE PRESENT DOCUMENT,
AND THAT I AM FULLY SATISFIED.

Agreed and Accepted:

/s/ MICHAEL DECESARE	Date: August 23, 2010
MICHAEL DECESARE

Exhibit 10.4
Intel Corporation
McAfee, Inc.
August 18, 2010
To: Mark Cochran
McAfee, Inc. Special Bonus Program
We are pleased to provide you with the potential to earn certain bonus opportunities under the McAfee, Inc. Special Bonus Program, which is an incentive and retention program for selected McAfee leaders. We are offering you the opportunity to earn the bonuses described in this letter agreement because we recognize that you are critical to the success of McAfee’s; future business operations and you have the potential to make a significant impact on McAfee’s; future growth.
1. Time-Based Retention Bonuses:
     A. First Retention Bonus. If you are an active employee (including on a statutory or approved leave of absence) of Intel Corporation or any of its subsidiaries (“the Intel group”) on July 31, 2012 (the “First Retention Date”), you will receive a retention bonus in the amount of $195,000 (the “First Retention Bonus”). If your employment is terminated without “cause” prior to the First Retention Date, you will be entitled to receive a pro-rated amount of your First Retention Bonus, subject to your compliance with Section 1(C) below. The pro-rated amount will be determined by multiplying your First Retention Bonus amount by a fraction with the numerator equal to the number of days that have elapsed since the closing of Intel’s purchase of McAfee by merger of McAfee with a subsidiary of Intel (the “Closing”) and the denominator equal to the number of days between, and inclusive of, the Closing and July 31, 2012. If your employment is terminated for “cause” or you voluntarily terminate your employment prior to the First Retention Date, you will not receive any portion of the First Retention Bonus, even if you are rehired.
     For the purpose of this letter, “cause” shall have the meaning of such term as currently set forth in the Change of Control and Retention Agreement, effective February 1, 2010, entered into by and between you and McAfee (the “Change of Control Agreement”).
     B. Second Retention Bonus. In addition, if you are an active employee (including on a statutory or approved leave of absence) of the Intel group on July 31, 2013 (the “Second Retention Date”), you will receive a second retention bonus in the amount of $195,000 (the “Second Retention Bonus”). If your employment is terminated without “cause” after the First Retention Date and prior to the Second Retention Date, you will be entitled to receive a pro-rated amount of your Second Retention Bonus. The pro-rated amount will be determined by multiplying your Second Retention Bonus amount by a fraction with the numerator equal to the number of days that have elapsed since the First Retention Date and the denominator equal to 365. If your employment is terminated for “cause” or you voluntarily terminate your employment prior to the Second Retention Date, you will not receive any portion of the Second Retention Bonus, even if you are rehired.
     C. Release. If your employment is terminated without “cause” prior to the First Retention Date or the Second Retention Date, as applicable, payment of the pro-rated portion of the First Retention Bonus or the Second Retention Bonus, as determined above, shall be subject to you signing and not revoking the release of claims attached as Exhibit A to the Change of Control Agreement (the “Release”) and provided that such Release is effective within sixty (60) days following your termination of employment. Payment of the pro-rated portion of the First Retention Bonus or the Second Retention Bonus, as applicable, shall be made within seven (7) calendar days after the effective date of the Release. In the event the termination occurs at a time during the calendar year where it would be possible for the Release to become effective in the calendar year following the calendar year in which your termination occurs, any portion of the First Retention Bonus or the Second Retention Bonus, as applicable, that would be considered Deferred Compensation Separation Benefits (as defined in Section 3(g) of the Change of Control Agreement) will be paid on the first payroll date to occur during the calendar year following the calendar year in which such termination occurs, or such later time as required by Section 3(g) of the Change of Control Agreement.
2. Performance Incentive Bonuses:
     A. First Incentive Bonus. In addition, if you are an active employee (including on a statutory or approved leave of absence) of the Intel group on December 31, 2011 (the “First Incentive Date”), you will be eligible to receive an incentive bonus, the maximum amount of which will be $292,500 (the “First Incentive Bonus”). The actual amount of the First Incentive Bonus paid shall be based on the extent to which the performance metrics set forth on Exhibit A, attached hereto, have been achieved for the 2011 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Intel, in his or her sole discretion. Notwithstanding the foregoing, if your employment is terminated without “cause” prior to the First Incentive Date, you will be entitled to receive a pro-rated amount of the First Incentive Bonus, provided that you timely execute and do not revoke a Release in accordance with Section 2(C) below. The pro-rated amount will be determined by multiplying (i) the product of the First Incentive Bonus amount and a fraction with the numerator equal to the number of days that have elapsed since January 1, 2011, and the denominator equal to 365 by (ii) the extent to which the performance metrics set forth on Exhibit A, attached hereto, are achieved for the 2011 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Intel, in his or her sole discretion.
     If your employment is terminated for “cause” or you voluntarily terminate your employment prior to the First Incentive Date, you will not receive any portion of the First Incentive Bonus, even if you are rehired.
     B. Second Incentive Bonus. In addition, if you are an active employee (including on a statutory or approved leave of absence) of the Intel group as of January 1, 2012 and remain so through December 31, 2012, you will be eligible to receive an incentive bonus, the maximum amount of which will be $292,500 (the “Second Incentive Bonus). The actual amount of the Second Incentive Bonus paid shall be based on the extent to which the performance metrics set forth on Exhibit A, attached hereto, have been achieved for the 2012 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Intel, in his or her sole discretion. Notwithstanding the foregoing, if your employment is terminated without “cause” after the First Incentive Date and prior to the Second Incentive Date, you will be entitled to receive a pro-rated amount of the Second Incentive Bonus, provided that you timely execute and do not revoke a Release in accordance with Section 2(C) below. The pro-rated amount will be determined by multiplying (i) the product of the Second Incentive Bonus amount and a fraction with the numerator equal to the number of days that have elapsed since January 1, 2012, and the denominator equal to 365 by (ii) the extent to which the performance metrics set forth on Exhibit A, attached hereto, are achieved for the 2012 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Intel, in his or her sole discretion.
     If your employment is terminated for “cause” or you voluntarily terminate your employment prior to the Second Incentive Date, you will not receive any portion of the Second Incentive Bonus, even if you are rehired.
     C. Release. If your employment is terminated without “cause” prior to the First Incentive Date or the Second Incentive Date, as applicable, payment of the pro-rated portion of the First Incentive Bonus or the Second Incentive Bonus, as applicable, determined in accordance with Section 2(A) or 2(B), respectively, shall be subject to you signing and not revoking the Release and provided that such Release is effective within sixty (60) days following your termination of employment. Subject to Section 3(g) of the Change of Control Agreement, payment of the pro-rated portion of the First Incentive Bonus or the Second Incentive Bonus, as applicable, shall be made within seven (7) calendar days after the effective date of the Release or, if later, following the date achievement is determined in accordance with Section 2(A) or 2(B) above, as applicable.
3. Payment of Bonuses
     Each of the bonuses described above will be paid:

•	in a lump sum,

•	in your regular payroll currency,

•	according to the Intel group’s standard payroll practices,

•	subject to tax withholding and other applicable deductions,

•	upon a regularly scheduled payroll date,

•	except as otherwise provided in Section 1(C) above, with respect to the retention bonuses, within thirty (30) days following the First Retention Date or the Second Retention Date, as applicable, and

•	except as otherwise provided in Section 2(C) above, with respect to the incentive bonuses, within sixty (60) days following the First Incentive Date or the Second Incentive Date, as applicable.
4. Change of Control and Retention Agreement
     The Change of Control Agreement shall continue to be in full force and effect, including with respect to the conversion to time-based vesting of McAfee Stock Options, McAfee RSUs and McAfee PSUs that vest on the basis of performance as described in Section 4 of the Change of Control Agreement, until the Change of Control Agreement expires in accordance with Section 1(a) of such agreement, except that:
     (a) You, McAfee and Intel acknowledge that any change in duties, authority, reporting relationship or responsibilities that is solely attributable to the change in McAfee’s status from that of an independent company to that of a subsidiary of Intel shall not constitute a change in duties, authority, reporting relationship or responsibilities shall not form the basis for a resignation for Change of Control Good Reason (within the meaning of the Change of Control Agreement) under the Change of Control Agreement and will be substantially the same as your duties, authority, reporting relationship and responsibility in effect immediately prior to Closing. You, McAfee and Intel agree that a subsequent material reduction, without your consent, in your duties, authority, reporting relationship or responsibilities from those assigned to you as of and immediately following the Closing shall constitute Change of Control Period Good Reason to the extent such reduction would otherwise constitute a Change of Control Period Good Reason in accordance with the Change of Control Agreement.
     (b) You, McAfee and Intel acknowledge that immediately following the eighteen (18) month anniversary of the Closing Date (as such term is defined in the Agreement and Plan of Merger, dated August 18, 2010, among Intel, Jefferson Acquisition Corporation, and McAfee (the “Merger Agreement”), the Change of Control Agreement shall terminate and be of no further effect, provided that if you are receiving payments under Section 3(c) or 4 of the Change of Control Agreement as of such date, the Change of Control Agreement shall remain in effect until such payments have been fully paid to you.

     (c) You, McAfee and Intel agree that, other than your McAfee Stock Options, McAfee RSUs and McAfee PSUs that were granted prior to the date the Merger Agreement was signed (August 18, 2010) and are assumed by Intel pursuant to the Merger Agreement, no stock option, restricted stock units, performance stock units or other equity incentive awards granted to you by McAfee or Intel shall be subject to the accelerated vesting provisions of the Change of Control Agreement.
     (d) You further agree and acknowledge that the Change of Control Agreement permanently superseded in its entirety all prior representations, understandings, undertakings or agreements (whether oral or written and whether expressed or implied) of you and McAfee, including specifically any severance payment provisions of any offer letter or similar arrangement entered into between you and McAfee. After the expiration of the Change of Control Agreement, you will be eligible for severance benefits only in accordance with McAfee’s then established plans; provided, however, that any such severance benefits will be paid or provided at the same time and in the same form as similar severance benefits would be paid or provided under the Change of Control Agreement.
5. Miscellaneous
     Please note that your employment with McAfee (and following the Closing, with the Intel group) is and shall continue to be “at-will” and may be terminated at any time, with or without “cause”, by either you, McAfee, and, following the Closing, Intel. This letter agreement does not constitute an express or implied promise of continued employment with McAfee or, following the Closing, the Intel group for any period and does not alter your “at-will” employment status. Except as otherwise provided herein with respect to the retention and incentive bonuses, this letter agreement further does not constitute an express or implied promise with respect to compensation and benefits and McAfee (and, following the Closing, Intel) reserves the right to modify compensation and benefits at any time, with or without “cause”. You retain any rights under the Change of Control Agreement as modified herein.
     The terms of this letter agreement cannot be modified except in a written document signed by duly authorized officers of McAfee and Intel and you. If you agree to the terms of this letter agreement, please sign below and return this letter to David G. DeWalt at McAfee, with a copy to Renee J. James at Intel. The terms of this letter agreement will expire if the letter agreement is not accepted, signed and returned by August 19, 2010. You may not assign your rights under this letter agreement to any other party (whether by operation of law or otherwise).
     This letter agreement will be governed by and construed in accordance with the laws of the State of California (with the exception of its conflict of laws provisions).

Thank you in advance for your continued service to McAfee.

/s/ Renee J. James	Date: August 18, 2010
INTEL CORPORATION

By: RENEE J. JAMES

/s/ David G. DeWalt	Date: August 18, 2010
McAFEE, INC.

By: DAVID G. DEWALT

* * * * *
I ACKNOWLEDGE THAT I HAVE READ AND UNDERSTAND AND THAT I
AGREE TO EACH AND EVERY CLAUSE OF THE PRESENT DOCUMENT,
AND THAT I AM FULLY SATISFIED.

Agreed and Accepted:

/s/ MARK COCHRAN	Date: August 20, 2010
MARK COCHRAN

Exhibit 10.5
Intel Corporation
McAfee, Inc.
August 18, 2010
To: Gerhard Watzinger
McAfee, Inc. Special Bonus Program
We are pleased to provide you with the potential to earn certain bonus opportunities under the McAfee, Inc. Special Bonus Program, which is an incentive and retention program for selected McAfee leaders. We are offering you the opportunity to earn the bonuses described in this letter agreement because we recognize that you are critical to the success of McAfee’s future business operations and you have the potential to make a significant impact on McAfee’s future growth.
1. Time-Based Retention Bonuses:
     A. First Retention Bonus. If you are an active employee (including on a statutory or approved leave of absence) of Intel Corporation or any of its subsidiaries (“the Intel group”) on July 31, 2012 (the “First Retention Date”), you will receive a retention bonus in the amount of $200,000 (the “First Retention Bonus”). If your employment is terminated without “cause” prior to the First Retention Date, you will be entitled to receive a pro-rated amount of your First Retention Bonus, subject to your compliance with Section 1(C) below. The pro-rated amount will be determined by multiplying your First Retention Bonus amount by a fraction with the numerator equal to the number of days that have elapsed since the closing of Intel’s purchase of McAfee by merger of McAfee with a subsidiary of Intel (the “Closing”) and the denominator equal to the number of days between, and inclusive of, the Closing and July 31, 2012. If your employment is terminated for “cause” or you voluntarily terminate your employment prior to the First Retention Date, you will not receive any portion of the First Retention Bonus, even if you are rehired.
     For the purpose of this letter, “cause” shall have the meaning of such term as currently set forth in the Change of Control and Retention Agreement, effective February 1, 2010, entered into by and between you and McAfee (the “Change of Control Agreement”).
     B. Second Retention Bonus. In addition, if you are an active employee (including on a statutory or approved leave of absence) of the Intel group on July 31, 2013 (the “Second Retention Date”), you will receive a second retention bonus in the amount of $200,000 (the “Second Retention Bonus”). If your employment is terminated without “cause” after the First Retention Date and prior to the Second Retention Date, you will be entitled to receive a pro-rated amount of your Second Retention Bonus. The pro-rated amount will be determined by multiplying your Second Retention Bonus amount by a fraction with the numerator equal to the number of days that have elapsed since the First Retention Date and the denominator equal to 365. If your employment is terminated for “cause” or you voluntarily terminate your employment prior to the Second Retention Date, you will not receive any portion of the Second Retention Bonus, even if you are rehired.
     C. Release. If your employment is terminated without “cause” prior to the First Retention Date or the Second Retention Date, as applicable, payment of the pro-rated portion of the First Retention Bonus or the Second Retention Bonus, as determined above, shall be subject to you signing and not revoking the release of claims attached as Exhibit A to the Change of Control Agreement (the “Release”) and provided that such Release is effective within sixty (60) days following your termination of employment. Payment of the pro-rated portion of the First Retention Bonus or the Second Retention Bonus, as applicable, shall be made within seven (7) calendar days after the effective date of the Release. In the event the termination occurs at a time during the calendar year where it would be possible for the Release to become effective in the calendar year following the calendar year in which your termination occurs, any portion of the First Retention Bonus or the Second Retention Bonus, as applicable, that would be considered Deferred Compensation Separation Benefits (as defined in Section 3(g) of the Change of Control Agreement) will be paid on the first payroll date to occur during the calendar year following the calendar year in which such termination occurs, or such later time as required by Section 3(g) of the Change of Control Agreement.
2. Performance Incentive Bonuses:
     A. First Incentive Bonus. In addition, if you are an active employee (including on a statutory or approved leave of absence) of the Intel group on December 31, 2011 (the “First Incentive Date”), you will be eligible to receive an incentive bonus, the maximum amount of which will be $300,000 (the “First Incentive Bonus”). The actual amount of the First Incentive Bonus paid shall be based on the extent to which the performance metrics set forth on Exhibit A, attached hereto, have been achieved for the 2011 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Intel, in his or her sole discretion. Notwithstanding the foregoing, if your employment is terminated without “cause” prior to the First Incentive Date, you will be entitled to receive a pro-rated amount of the First Incentive Bonus, provided that you timely execute and do not revoke a Release in accordance with Section 2(C) below. The pro-rated amount will be determined by multiplying (i) the product of the First Incentive Bonus amount and a fraction with the numerator equal to the number of days that have elapsed since January 1, 2011, and the denominator equal to 365 by (ii) the extent to which the performance metrics set forth on Exhibit A, attached hereto, are achieved for the 2011 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Intel, in his or her sole discretion.
     If your employment is terminated for “cause” or you voluntarily terminate your employment prior to the First Incentive Date, you will not receive any portion of the First Incentive Bonus, even if you are rehired.
     B. Second Incentive Bonus. In addition, if you are an active employee (including on a statutory or approved leave of absence) of the Intel group as of January 1, 2012 and remain so through December 31, 2012, you will be eligible to receive an incentive bonus, the maximum amount of which will be $300,000 (the “Second Incentive Bonus). The actual amount of the Second Incentive Bonus paid shall be based on the extent to which the performance metrics set forth on Exhibit A, attached hereto, have been achieved for the 2012 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Intel, in his or her sole discretion. Notwithstanding the foregoing, if your employment is terminated without “cause” after the First Incentive Date and prior to the Second Incentive Date, you will be entitled to receive a pro-rated amount of the Second Incentive Bonus, provided that you timely execute and do not revoke a Release in accordance with Section 2(C) below. The pro-rated amount will be determined by multiplying (i) the product of the Second Incentive Bonus amount and a fraction with the numerator equal to the number of days that have elapsed since January 1, 2012, and the denominator equal to 365 by (ii) the extent to which the performance metrics set forth on Exhibit A, attached hereto, are achieved for the 2012 calendar year, as determined by the Senior Vice President and General Manager of the Software and Services Group of Intel, in his or her sole discretion.
     If your employment is terminated for “cause” or you voluntarily terminate your employment prior to the Second Incentive Date, you will not receive any portion of the Second Incentive Bonus, even if you are rehired.
     C. Release. If your employment is terminated without “cause” prior to the First Incentive Date or the Second Incentive Date, as applicable, payment of the pro-rated portion of the First Incentive Bonus or the Second Incentive Bonus, as applicable, determined in accordance with Section 2(A) or 2(B), respectively, shall be subject to you signing and not revoking the Release and provided that such Release is effective within sixty (60) days following your termination of employment. Subject to Section 3(g) of the Change of Control Agreement, payment of the pro-rated portion of the First Incentive Bonus or the Second Incentive Bonus, as applicable, shall be made within seven (7) calendar days after the effective date of the Release or, if later, following the date achievement is determined in accordance with Section 2(A) or 2(B) above, as applicable.
3. Payment of Bonuses
     Each of the bonuses described above will be paid:

•	in a lump sum,

•	in your regular payroll currency,

•	according to the Intel group’s standard payroll practices,

•	subject to tax withholding and other applicable deductions,

•	upon a regularly scheduled payroll date,

•	except as otherwise provided in Section 1(C) above, with respect to the retention bonuses, within thirty (30) days following the First Retention Date or the Second Retention Date, as applicable, and

•	except as otherwise provided in Section 2(C) above, with respect to the incentive bonuses, within sixty (60) days following the First Incentive Date or the Second Incentive Date, as applicable.
4. Change of Control and Retention Agreement
     The Change of Control Agreement shall continue to be in full force and effect, including with respect to the conversion to time-based vesting of McAfee Stock Options, McAfee RSUs and McAfee PSUs that vest on the basis of performance as described in Section 4 of the Change of Control Agreement, until the Change of Control Agreement expires in accordance with Section 1(a) of such agreement, except that:
     (a) You, McAfee and Intel acknowledge that any change in duties, authority, reporting relationship or responsibilities that is solely attributable to the change in McAfee’s status from that of an independent company to that of a subsidiary of Intel shall not constitute a change in duties, authority, reporting relationship or responsibilities shall not form the basis for a resignation for Change of Control Good Reason (within the meaning of the Change of Control Agreement) under the Change of Control Agreement and will be substantially the same as your duties, authority, reporting relationship and responsibility in effect immediately prior to Closing. You, McAfee and Intel agree that a subsequent material reduction, without your consent, in your duties, authority, reporting relationship or responsibilities from those assigned to you as of and immediately following the Closing shall constitute Change of Control Period Good Reason to the extent such reduction would otherwise constitute a Change of Control Period Good Reason in accordance with the Change of Control Agreement.
     (b) You, McAfee and Intel acknowledge that immediately following the eighteen (18) month anniversary of the Closing Date (as such term is defined in the Agreement and Plan of Merger, dated August 18, 2010, among Intel, Jefferson Acquisition Corporation, and McAfee (the “Merger Agreement”), the Change of Control Agreement shall terminate and be of no further effect, provided that if you are receiving payments under Section 3(c) or 4 of the Change of Control Agreement as of such date, the Change of Control Agreement shall remain in effect until such payments have been fully paid to you.

     (c) You, McAfee and Intel agree that, other than your McAfee Stock Options, McAfee RSUs and McAfee PSUs that were granted prior to the date the Merger Agreement was signed (August 18, 2010) and are assumed by Intel pursuant to the Merger Agreement, no stock option, restricted stock units, performance stock units or other equity incentive awards granted to you by McAfee or Intel shall be subject to the accelerated vesting provisions of the Change of Control Agreement.
     (d) You further agree and acknowledge that the Change of Control Agreement permanently superseded in its entirety all prior representations, understandings, undertakings or agreements (whether oral or written and whether expressed or implied) of you and McAfee, including specifically any severance payment provisions of any offer letter or similar arrangement entered into between you and McAfee. After the expiration of the Change of Control Agreement, you will be eligible for severance benefits only in accordance with McAfee’s then established plans; provided, however, that any such severance benefits will be paid or provided at the same time and in the same form as similar severance benefits would be paid or provided under the Change of Control Agreement.
5. Miscellaneous
     Please note that your employment with McAfee (and following the Closing, with the Intel group) is and shall continue to be “at-will” and may be terminated at any time, with or without “cause”, by either you, McAfee, and, following the Closing, Intel. This letter agreement does not constitute an express or implied promise of continued employment with McAfee or, following the Closing, the Intel group for any period and does not alter your “at-will” employment status. Except as otherwise provided herein with respect to the retention and incentive bonuses, this letter agreement further does not constitute an express or implied promise with respect to compensation and benefits and McAfee (and, following the Closing, Intel) reserves the right to modify compensation and benefits at any time, with or without “cause”. You retain any rights under the Change of Control Agreement as modified herein.
     The terms of this letter agreement cannot be modified except in a written document signed by duly authorized officers of McAfee and Intel and you. If you agree to the terms of this letter agreement, please sign below and return this letter to David G. DeWalt at McAfee, with a copy to Renee J. James at Intel. The terms of this letter agreement will expire if the letter agreement is not accepted, signed and returned by August 19, 2010. You may not assign your rights under this letter agreement to any other party (whether by operation of law or otherwise).
     This letter agreement will be governed by and construed in accordance with the laws of the State of California (with the exception of its conflict of laws provisions).

Thank you in advance for your continued service to McAfee.

/s/ Renee J. James	Date: August 18, 2010
INTEL CORPORATION

By: RENEE J. JAMES

/s/ David G. Dewalt	Date: August 18, 2010
McAFEE, INC.

By: DAVID G. DEWALT

* * * * *
I ACKNOWLEDGE THAT I HAVE READ AND UNDERSTAND AND THAT I
AGREE TO EACH AND EVERY CLAUSE OF THE PRESENT DOCUMENT,
AND THAT I AM FULLY SATISFIED.

Agreed and Accepted:

/s/ GERHARD WATZINGER	Date: August 18, 2010
GERHARD WATZINGER